                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):    March 9, 1998



                              REAL EQUITY PARTNERS
              ----------------------------------------------------
               (Exact name of Registrant as specified in charter)



          California               2-82765                 95-3784125
       (State or other          (Commission              (IRS Employer
       jurisdiction of          File Number)            Identification
       incorporation)                                        Number)




                             9090 Wilshire Boulevard
                                    Suite 201
                         Beverly Hills, California 90211
                    ----------------------------------------
                     Address of Principal Executive Offices



Registrant's telephone number, including area code:    310/278-2191
                                                       -------------





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ITEM 5.  OTHER EVENTS.

         The Registrant recently became aware through several of its limited partners that an entity identified as Riley Bower Equities 2, LLC was apparently conducting a tender offer for units in the Registrant pursuant to an offer dated March 9, 1998. Registrant has no further information about this offer or Riley Bower Equities 2, LLC. A copy of the offer is attached hereto as an exhibit.




                                    EXHIBITS


        The following exhibits are attached to this Current Report and thereby made a part thereof:

         1. Copy of the "Offer to Purchase" documents as received from Registrant's limited partners.














                                  Page 2 of 3

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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED: July 13, 1998


                               REAL EQUITIES PARTNERS,
                               A CALIFORNIA LIMITED PARTNERSHIP

                               BY: NATIONAL PARTNERSHIP INVESTMENTS CORP., A CALIFORNIA CORPORATION,
                                        ITS GENERAL PARTNER


                                        BY: /s/ Bruce E. Nelson
                                           ------------------------------

                                            ITS: President
                                                 ------------------------




                                  Page 3 of 3

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--------------------------------------------------------------------------------
  RILEY BOWER EQUITIES 2, LLC
================================================================================
  2699 White Rd., Suite 255; Irvine, CA 92714
  888-622-1144 extension 22 Fax: 714-660-0632
--------------------------------------------------------------------------------


  To the Holders of Limited Partnership Interests in               March 9, 1998
  REAL EQUITY PARTNERS



Dear Investor,

We are offering you an opportunity to sell your limited partnership interest in Units (the "Units") in REAL EQUITY PARTNERS, a California limited partnership (the "Partnership") for cash in the amount of $300.00 (THREE HUNDRED DOLLARS) PER UNIT, less transfer fee and any distributions made subsequent to the date of this letter.

The following are several reasons why you may wish to sell:


o HIGHER THAN SECONDARY MARKET: According to the Partnership Spectrum, the average price paid for this Partnership per unit in the most recent reporting period was $256.67. OUR OFFER IS MORE THAN AN 18% PREMIUM, BEFORE THE ADDED SAVINGS OF A COMMISSION FREE SALE.


o CASH RESERVES REDUCED BY MORE THAN $830,000.00: In February 1997, The Partnership paid the General Partner $834,188.00 for deferred distributions (the GP was allocated 10 percent of "cash available for distribution" and had been deferring this distribution for several years). This reduced the Partnership's cash reserves significantly.


o OUR PAPERWORK IS EASY: Simply sign and complete the rest of the information on the back of the enclosed Agreement of Transfer and Assignment and mail back to us in the enclosed envelope. NO NOTARY OR SIGNATURE GUARANTEE IS REQUIRED.

o TWO PROPERTIES HAVE BEEN FORECLOSED: The Partnership has had two of its original seven properties foreclosed on, one in 1993 and one in 1996.

o NO COMMISSIONS OR FUTURE K-1S: Our offer is a net price to you, without the commissions and costs typically associated with third party sales. Additionally, the sale will result in the elimination of the expense of your filing a partnership K-1 in future years.

Our offer is limited to approximately 1,000 units. We will pay for all Partnership transfer fees and costs. We are an investment group not affiliated with the General Partner. However, it should be noted that we feel the General Partner is competent and carrying out their fiduciary responsibilities.

An Agreement of Transfer is enclosed which you can use to accept our offer. YOU ARE ONLY REQUIRED TO SIGN AND PRINT YOUR NAME AND COMPLETE THE REST OF THE INFORMATION ON THE REVERSE SIDE OF THE AGREEMENT, AND RETURN TO OUR OFFICES IN THE ENCLOSED ENVELOPE. (If your investment is in an IRA account, we will obtain your Custodian's signature after you have returned the completed and signed Agreement). Our offer will expire at 5:00 p.m. on Friday, July 18th, 1997; however, we may extend our offer at our discretion. Please call toll free 888-622-1144, extension 22, if you have any questions.

Sincerely,

Riley Bower Equities 2, LLC.

                       AGREEMENT OF TRANSFER & ASSIGNMENT
                      For Limited Partnership Interests in


                              REAL EQUITY PARTNERS

1.   ASSIGNMENT OF AND CONSIDERATION FOR THE UNITS
        Subject to and effective upon acceptance for payment, the undersigned (the "Seller") hereby sells, assigns, transfers, conveys and delivers (the "Transfer") to Riley Bower Equities 2, LLC, a California limited liability company or Assignee (the "Purchaser"), all of the Seller's right, title and interest in Real Equity Partners, a limited partnership (the "Partnership") for a total consideration of $300.00 (THREE HUNDRED DOLLARS) PER UNIT, less transfer fee and any distributions made subsequent to March 9, 1998, net to the Seller in cash. Such Transfer shall include, without limitation, all right in, and claims to, any Partnership profits and losses, cash distributions, voting rights and other benefits of any nature whatsoever distributable or allocable to such purchased Units under the Partnership's Certificate and Agreement of Limited Partnership, as amended (the "Partnership Agreement").

2.   SPECIAL POWER OF ATTORNEY
        The Seller hereby irrevocably constitutes and appoints the Purchaser, James S. Riley and E. Frank Bower, or any of them, as the true and lawful agent and special attorneys-in-fact of the Seller with respect to such Units, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest). The Power of Attorney shall include without limitation, (1) the right to vote, inspect Partnership books and records, (2) the right to execute on behalf of Seller, all assignments, certificates, documents and instruments that may be required for the purpose of transferring the units owned by Seller, (3) the right to deliver such Units and transfer ownership of such Units on the Partnership's books maintained by the General Partner of the Partnership, together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser; and (4) the right after the Effective Date defined below to receive all benefits and cash distributions, endorse Partnership checks payable to Purchaser and otherwise exercise all rights of beneficial ownership of such Units. The Purchaser shall not be required to post a bond of any nature in connection with this power of attorney.

3.   EFFECTIVE DATE OF ASSIGNMENT; ALLOCATION OF DISTRIBUTIONS
        The Seller agrees that from and after the "Effective Date", defined as March 9, 1998, that the Purchaser shall be entitled to all distributions made by the Partnership with respect to the units, including any distributions attributable to periods or events occurring prior to the Effective Date but not yet distributed. This right also includes the rights to any benefits which may accrue as a result of any litigation or settlement which involves this partnership. Should the Seller receive any distribution by the Partnership from or after the Effective date, the Seller agrees to duly endorse the check or checks representing such distribution payable to order of the Purchaser, and to transmit such check or checks to the Purchaser within two days of it's or their receipt by the Seller.

4.   SELLER'S REPRESENTATIONS AND WARRANTIES
        The Seller hereby represents and warrants to the Purchaser that the Seller owns such Units and has full power and authority to validly sell, assign, transfer, convey and deliver such Units to the Purchaser, and that when any such Units are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all options, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and such Units will not be subject to any adverse claim. If the undersigned is signing on behalf of any entity, the undersigned declares that he has authority to sign this document on behalf of the entity. The Seller further represents and warrants that the Seller is a "United States person", as defined in Section 7701 (a)(30) of the Internal Revenue Code of 1986, as amended, or if the Seller is not a United States person, that the Seller does not own beneficially or of record more than 5% of the outstanding Units.

The Seller hereby certifies, under penalties of perjury, that (1) the number shown below on this form as the Seller's Taxpayer Identification Number (or Social Security Number) is correct and (2) Seller is not subject to backup withholding either because Seller has not been notified by the Internal Revenue Service (the "IRS") that Seller is subject to backup withholding as a result of a failure to report all interest or dividend, or the IRS





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has notified Seller that Seller is no longer subject to back up withholding. The
Seller hereby also certifies, under penalties of perjury, that the Seller, if an individual, is not a nonresident alien for purposes of U.S. income taxation, and if not an individual, is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue
Code and Income Tax Regulation). The Seller understands that this certification may be disclosed to the IRS by the Purchaser and that any false statement contained herein could be punished by fine, imprisonment, or both.

5.   SURVIVABILITY
        All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the Seller and any obligations of the Seller shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

6.   FURTHER RESPONSIBILITIES
        Upon request, the Seller will execute and deliver any additional documents deemed by the Purchaser or the General Partner to be necessary or desirable to complete the assignment, transfer and purchase of such Units and the rights of the Unit holders of the Partnership, including a Grant of Proxy to the Purchaser to exercise all votes and other rights of the Seller.


THIS AGREEMENT IS IRREVOCABLE AND MAY NOT BE WITHDRAWN OR RESCINDED.

TRANSFEROR:                                              Date: _________________________________


____________________________________________             ____________________________________________
[Name of Trust, Keough or other;                         [Specify Number of Units Tendered;
if an Individual(s), leave blank]                        Indicate "ALL" if Number Not Available]

____________________________________________             ____________________________________________
[Signature of Owner, Trustee or Custodian]               [Your Telephone Number]

____________________________________________
[Print Name Above]

____________________________________________
[Sig. of Co-Owner,-Trustee,or-Cust.,if app.]

____________________________________________
[Print Name Above]


TRANSFEREE:                                              Riley Bower Equities 2, LLC
                                                         2699 White Rd., Suite 255, Irvine, CA 92714
                                                         714-660-1144 ext 22; fax: 660 0632
                                                         Real Equity Partners
____________________________________________             ____________________________________________